ANCHOR NATIONAL LIFE INSURANCE COMPANY
                  VARIABLE SEPARATE ACCOUNT
       ___________________________________________________

     SUPPLEMENT TO THE POLARIS PROSPECTUS DATED MAY 14, 1997


Delete the second paragraph under the heading "5. Expenses" of the Profile and replace with the following:

As with other professionally managed investments, there are also investment charges imposed on contracts with money allocated to the variable portfolios, which are estimated to range from .62% to 1.90%.


The figures for the following portfolios contained in the chart under the heading "5. Expenses" of the Profile are amended as follows:


                                                                       EXAMPLE:
                         Total Annual     Total Annual                 Total Expenses     Total Expenses
                          Insurance        Investment    Total Annual     at end of         at end of
                           Charges          Charges         Charges        1 Year           10 Years
------------------------------------------------------------------------------------------------------------
SUNAMERICA SERIES TRUST
      PORTFOLIO

Emerging Markets            1.58%            1.90%           3.48%           $105             $376
International Growth
   and Income               1.58%            1.60%           3.18%           $102             $349
Real Estate                 1.58%            1.25%           2.83%           $ 99             $316




Date: May 15, 1997








             Please keep this Supplement with your Prospectus